Exhibit 99.2

Silicon Labs Announces Definitive Agreement to Acquire Sigma Designs, Inc.

●	Cash transaction valued at approximately $282 million

●	Z-Wave expands Silicon Labs’ wireless connectivity technologies for the smart home

●	Combines world-class talent and IP portfolios to drive innovation

●	Subsequent to divestiture and restructuring actions, Silicon Labs expects the transaction to be accretive on a non-GAAP basis

AUSTIN, Texas and FREMONT, Calif. – Dec. 7, 2017 – Silicon Labs (NASDAQ: SLAB) and Sigma Designs, Inc. (NASDAQ: SIGM) today announced a definitive agreement under which Silicon Labs will acquire Sigma Designs for $7.05 per share in a cash transaction valued at approximately $282 million, subject to certain closing conditions. This price represents a 26 percent premium over Sigma Designs’ closing price of $5.60 per share on Dec. 6, 2017.

Sigma Designs provides solutions for the connected home including Z-Wave, a leading Internet of Things (IoT) technology for smart home solutions. Z-Wave supplies some of the world’s largest ecosystems of smart home IoT products with more than 2,100 certified, interoperable devices available from more than 600 manufacturers. The addition of Z-Wave will expand Silicon Labs’ wireless connectivity portfolio and worldwide customer base for the connected home.

“The connected home represents one of the largest market opportunities in the IoT. Today, there is no single dominant wireless technology for home automation and protocols include Wi-Fi, Bluetooth®, Zigbee®, Thread and proprietary,” said Tyson Tuttle, CEO of Silicon Labs. “By adding Z-Wave technology to Silicon Labs’ connectivity portfolio, we will be better positioned to serve this fast-growing market. Ecosystem providers and developers will have a one-stop-shop for wireless connectivity solutions for the home.”

The addition of Z-Wave extends connectivity options for developers and ecosystem providers and delivers alternatives to customers and markets for secure, interoperable IoT devices. Silicon Labs intends to work in collaboration with the Z-Wave Alliance to drive adoption and development of Z-Wave technology.

“This is an exciting day for Sigma Designs, and we are pleased to be joining forces with Silicon Labs,” said Thinh Q. Tran, President and CEO of Sigma Designs, Inc. “Silicon Labs and Z-Wave share a vision of secure, interoperable smart homes. This transaction provides immediate value to our shareholders, and offers new growth opportunities for our employees and customers to develop a wider range of leading-edge solutions.”

In addition to Z-Wave technology, Sigma Designs also provides solutions for Media Connectivity and Smart TV. Sigma Designs plans to divest or wind down its Smart TV business. In addition, Sigma Designs is in active discussions with prospective buyers to divest its Media Connectivity business. Subsequent to divestiture and restructuring actions, Silicon Labs expects the acquisition of Sigma Designs to be accretive on a non-GAAP basis.

In the event that certain closing conditions are not met, the parties have agreed that Sigma Designs would instead sell its Z-Wave business to Silicon Labs for $240 million, contingent upon approval by Sigma Designs’ stockholders.

The boards of directors of both companies have approved the transaction. Silicon Labs expects the transaction to close in the first calendar quarter of 2018.

Morgan Stanley & Co. LLC is serving as financial advisor to Silicon Labs and Deutsche Bank is serving as financial advisor to Sigma Designs.

Conference Call

Silicon Labs will host a conference call to discuss details of the transaction. A live webcast and the accompanying presentation relating to the transaction will be available in the “Investors” section of Silicon Labs’ website at www.silabs.com in advance of the conference call.

Conference call date: December 8, 2017

Time: 7:30 am Central (8:30 am Eastern)

Dial in Number: US (866) 395-9486, International (706) 634-9315

Conference ID: 7249429

A replay of the call will be available for one week by dialing (855) 859-2056 or (404) 537-3406 (international) and entering conference ID 7249429. A webcast of the conference call will also be available in the “Investors” section of Silicon Labs’ website at www.silabs.com.

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Silicon Labs

Silicon Labs (NASDAQ: SLAB) is a leading provider of silicon, software and solutions for a smarter, more connected world. Our award-winning technologies are shaping the future of the Internet of Things, Internet infrastructure, industrial automation, consumer and automotive markets. Our world-class engineering team creates products focused on performance, energy savings, connectivity and simplicity. www.silabs.com

Sigma Designs

Sigma Designs, Inc.® (NASDAQ: SIGM) is a world leader in enabling smart home convergence. The company designs and builds semiconductor technologies for Internet of Things (IoT) smart home devices. For more information about Sigma Designs, please visit: www.sigmadesigns.com.

Z-Wave

Z-Wave® technology is an open internationally recognized ITU standard (G.9959). It is one of the leading wireless smart home technologies in the market today, with over 2,100 certified interoperable products worldwide. Represented by the Z-Wave Alliance and supported by more than 600 companies around the world, the standard is a key enabler of smart living solutions for home safety and security, energy, hospitality, office and light commercial applications.

Z-Wave® is a registered trademark of Sigma Designs (NASDAQ: SIGM) and its subsidiaries in the United States and other countries. z-wave.sigmadesigns.com

Non-GAAP Financial Measures

In addition to GAAP reporting, Silicon Labs provides investors with certain information on a non-GAAP basis, including anticipated accretion. This non-GAAP information excludes stock compensation, amortization of acquired intangible assets, non-cash interest expense on convertible notes, and certain other items acquisition-related intangibles. Management does not believe that the excluded items are reflective of the Company's underlying performance. The exclusion of these and other similar items from Silicon Labs’ non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Silicon Labs believes this non-GAAP financial information provides additional insight into the Company's on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company's on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Silicon Labs is not readily able to reconcile the projected accretion information provided herein to a GAAP calculation thereof because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Silicon Labs (“Silicon Labs”) and its proposed acquisition (the “Acquisition”) of Sigma Designs (“Sigma Designs”) or the Z-Wave business and related matters. These statements include, but are not limited to, statements that address Silicon Labs’ expected future business and financial performance and statements about (i) the timing, completion and expected benefits of the Acquisition, (ii) plans, objectives and intentions with respect to future operations and products, (iii) competitive position and opportunities, (iv) the impact of the Acquisition on the market for Silicon Labs products, (vi) the impact of the Acquisition on non-GAAP EPS, (vi) other information relating to the Acquisition and (vii) other statements identified by words such as “will”, “expect”, “intends”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Silicon Labs and Sigma Designs, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the companies’ and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include any risks associated with the Acquisition such as: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the stockholders of Sigma Designs for the transactions or regulatory approvals are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Sigma Designs and Silicon Labs; (5) the ability of Sigma Designs and Silicon Labs to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the ability to divest or wind down Sigma Designs’ Smart TV business; (10) the ability to divest Sigma Designs’ Media Connectivity business; (11) Sigma Designs’ ability to amend or terminate certain contracts; (12) Sigma Designs’ ability to maintain sufficient cash to satisfy the minimum cash condition; (13) Silicon Labs’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating Sigma Designs into Silicon Labs’ existing businesses and the indebtedness planned to be incurred in connection with the transaction; and (14) legislative, regulatory and economic developments.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction Silicon Labs’ and Sigma Designs’ filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, and which discuss additional important risk factors that may affect their respective businesses, results of operations and financial conditions. Silicon Labs and Sigma Designs undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

Sigma Designs intends to file the applicable proxy statement(s) in connection with the Acquisition. Investors and security holders of Sigma Designs are urged to read such proxy statement(s) (including any amendments or supplements thereto) and any other relevant documents in connection with the Acquisition that Sigma will file with the SEC upon such documents becoming available because they will contain important information about Sigma Designs and the Acquisition. Such materials filed by Sigma Designs with the SEC may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Investor Relations page on Sigma Designs’ website at www.sigmadesigns.com or by writing to Sigma Designs’ Secretary at 47467 Fremont Blvd. Fremont, CA 94538 USA.

Sigma Designs and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Sigma Designs’ stockholders with respect to the Acquisition. Additional information about Sigma Designs’ directors and executive officers is set forth in Sigma Designs’ proxy statement on Schedule 14A filed with the SEC on July 17, 2017 and Annual Report on Forms 10-K and 10-K/A for the fiscal year ended January 28, 2017. Information regarding their direct or indirect interests in the Acquisition will be set forth in the proxy statement and other materials to be filed with SEC.

Note to editors: Silicon Labs, Silicon Laboratories, the "S" symbol, the Silicon Laboratories logo and the Silicon Labs logo are trademarks of Silicon Laboratories Inc. All other product names noted herein may be trademarks of their respective holders.

Connect with Silicon Labs

Silicon Labs Investor Relations: Jalene Hoover + 1-512-751-6526, jalene.hoover@silabs.com
Silicon Labs Public Relations: Dale Weisman +1-512-532-5871, dale.weisman@silabs.com

Connect with Sigma Designs

Sigma Designs CFO, SVP and Corporate Secretary: Elias Nader, +1-510-897-0077, IR@sigmadesigns.com

Sigma Designs Investor Relations: Jim Fanucchi, Darrow Associates, Inc., +1-408-404-5400, IR@sigmadesigns.com